UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-08059

Cohen & Steers Global Realty Shares, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2021

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2021. The total returns for Cohen & Steers Global Realty Shares, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended December 31, 2021	Year Ended December 31, 2021
Cohen & Steers Global Realty Shares:
Class A	8.97%	26.38%
Class C	8.62%	25.57%
Class I	9.14%	26.75%
Class R	8.89%	26.20%
Class Z	9.16%	26.82%
FTSE EPRA Nareit Developed Real Estate Index—net[a]	9.17%	26.09%
S&P 500 Index[a]	11.67%	28.71%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, where applicable, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets.

[a]

The FTSE EPRA Nareit Developed Real Estate Index—net is an unmanaged market-capitalization-weighted total return index, which consists of publicly traded equity real estate investment trusts (REITs) and listed property companies from developed markets and is net of dividend withholding taxes. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Market Review

In the 12-month period ended December 2021, global real estate securities continued to rally from their lows in early 2020. Progress in vaccine distribution allowed certain regions to begin lifting restrictions on public gatherings, business activities and travel, notwithstanding some fits and starts as new virus variants emerged. Economic reopenings and additional fiscal relief led to increasing activity, generating stronger demand for real estate. Supply growth in many property sectors slowed amid labor shortages and rising construction costs, giving landlords greater pricing power to negotiate rents. Borrowing costs for many public real estate companies remained near historical lows. These positive conditions drove improving investor optimism, resulting in lower capitalization rates (higher property values) and higher earnings multiples.

Fund Performance

The Fund had a positive total return in the period and outperformed its benchmark (except for the Fund’s Class C shares, which underperformed).

U.S. REITs were among the top performers, and the country experienced a strong recovery in retail owners as easing virus concerns led to a sharp rise in foot traffic and retail sales. Self storage, which had been one of the more resilient sectors through the pandemic, continued to see strong demand amid continued moving activity, driving rates for new customers up significantly from 2020 levels. Leasing trends for apartments in U.S. coastal markets have bounced back quickly, and Sunbelt markets remained exceptionally strong, fueled by strong housing demand. Office companies advanced but trailed the index amid an uncertain demand outlook due to work-from-home trends. The Fund’s allocation to the U.S. aided its relative performance, as favorable stock selection more than countered the effect of our underweight in the outperforming market. Top contributors included our overweights in self storage owner Public Storage and retail landlord Simon Property Group, both of which had sizable gains.

Europe underperformed amid renewed virus concerns and delayed vaccine distribution on the continent. Germany lagged within the region, due partly to the underperformance of apartment owners following strong performance in 2020, and amid increased political risk (potential for stricter rent regulations). The Fund’s overweight in Germany detracted from performance, although the effect was countered by relatively favorable stock selection in the country. The Fund’s non-investment in Switzerland contributed to relative performance, as the market had only a small gain in the period.

The U.K. had positive contributions from self storage companies, which continued to generate impressive revenue growth as occupancy rates reached record levels; the Fund’s holdings in the sector benefited performance. Detractors in the country included our allocation to health care landlords, in particular the Fund’s overweight in Assura Group, which declined in the period.

Asia Pacific markets had more-modest gains amid slow vaccine distribution and rising geopolitical tensions between China and G7 countries. Hong Kong was a notable laggard in this environment, rising less than 4%. Stock selection in Hong Kong detracted from relative returns, due largely to our out-of-index position in Sands China, a gaming stock that underperformed on concerns about delayed border reopenings and increased restrictions. Australia, Singapore and Japan also underperformed the index. The Fund’s stock selection in Japan hindered performance, due in part to an overweight in Mitsui Fudosan, an office development company that struggled in the period. The Fund’s stock selection in

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Australia, featuring our non-investment in retail landlords, benefited relative performance. Elsewhere in the region, the Fund’s small out-of-index allocation to China hindered performance, as these holdings declined in the period.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund’s investments in foreign securities detracted from absolute performance during the period. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund’s investments denominated in foreign currencies are subject to foreign currency risk. Overall, other currencies depreciated against the U.S. dollar. Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar were a headwind for absolute returns.

Sincerely,

JON CHEIGH	WILLIAM LEUNG
Portfolio Manager	Portfolio Manager

ROGIER QUIRIJNS	JI ZHANG
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment	Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment	Class R—Growth of a $10,000 Investment

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Performance Review (Unaudited)—(Continued)

Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2021

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	20.69%[a]	24.57%[c]	—	—	—
1 Year (without sales charge)	26.38%	25.57%	26.75%	26.20%	26.82%
5 Years (with sales charge)	9.52%[a]	9.82%	—	—	—
5 Years (without sales charge)	10.53%	9.82%	10.89%	10.37%	10.92%
10 Years (with sales charge)	9.42%[a]	9.21%	—	—	—
10 Years (without sales charge)	9.92%	9.21%	10.28%	—	—
Since Inception (with sales charge)[d]	6.43%[a]	6.02%	—	—	—
Since Inception (without sales charge)[d]	6.72%	6.02%	8.84%	8.94%	9.46%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Performance Review (Unaudited)—(Continued)

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2021 prospectus were as follows: Class A—1.21% and 1.21%; Class C—1.86% and 1.86%; Class I—0.93% and 0.90%; Class R—1.36% and 1.36%; and Class Z—0.86% and 0.86%. Through June 30, 2023, the investment advisor contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.25% for Class A shares, 1.90% for Class C shares, 0.90% for Class I shares, 1.40% for Class R shares and 0.90% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

[a]	Reflects a 4.50% front-end sales charge.
[b]

The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

[c]	Reflects a contingent deferred sales charge of 1.00%.
[d]	Inception dates: September 30, 2004 for Class A and C shares, May 8, 1997 for Class I shares and October 1, 2014 for Class R and Z shares.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021—December 31, 2021.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period[a] July 1, 2021— December 31, 2021
Class A
Actual (8.97% return)	$1,000.00	$1,089.70	$6.32
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.16	$6.11

Class C
Actual (8.62% return)	$1,000.00	$1,086.20	$9.73
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.88	$9.40

Class I
Actual (9.14% return)	$1,000.00	$1,091.40	$4.74
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.67	$4.58

Class R
Actual (8.89% return)	$1,000.00	$1,088.90	$7.11
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.40	$6.87

Class Z
Actual (9.16% return)	$1,000.00	$1,091.60	$4.48
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.92	$4.33

[a]

Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.20%, 1.85%, 0.90%, 1.35% and 0.85%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS GLOBAL REALTY SHARES, INC.

December 31, 2021 Top Ten Holdingsa (Unaudited)

Security	Value	% of Net Assets

Public Storage	$118,368,826	5.3
Prologis, Inc.	111,379,568	4.9
Simon Property Group, Inc.	100,146,073	4.4
UDR, Inc.	85,608,729	3.8
Welltower, Inc.	73,188,398	3.2
Digital Realty Trust, Inc.	68,933,844	3.1
Vonovia SE	68,592,281	3.0
Healthpeak Properties, Inc.	67,449,792	3.0
Essex Property Trust, Inc.	64,655,339	2.9
Realty Income Corp.	61,901,439	2.7

[a]	Top ten holdings (excluding short-term investments) are determined on the basis of the value of individual securities held.

Country Breakdown (Based on Net Assets) (Unaudited)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

December 31, 2021

		Shares	Value
COMMON STOCK	98.8%
AUSTRALIA	4.1%
REAL ESTATE
DIVERSIFIED	2.6%
BGP Holdings PLC (EUR)[a,b]		11,893,063	$0
Charter Hall Group		2,770,324	41,480,002
Mirvac Group		7,723,770	16,352,538

			57,832,540

INDUSTRIALS	0.6%
Goodman Group		669,676	12,911,404

OFFICE	0.9%
Dexus		2,606,917	21,090,886

TOTAL AUSTRALIA			91,834,830

BELGIUM	1.1%
REAL ESTATE
INDUSTRIALS	0.5%
VGP NV		42,385	12,353,359

RESIDENTIAL	0.6%
Aedifica SA		99,401	13,003,003

TOTAL BELGIUM			25,356,362

CANADA	0.6%
REAL ESTATE—RETAIL
RioCan Real Estate Investment Trust		688,868	12,492,693

CHINA	0.4%
INDUSTRIALS	0.2%
ESR Cayman Ltd., 144A (H Shares)[b,c]		1,137,000	3,842,226

REAL ESTATE —RESIDENTIAL	0.2%
Longfor Group Holdings Ltd., 144A (H Shares)[c]		939,000	4,419,504

TOTAL CHINA			8,261,730

FRANCE	2.2%
REAL ESTATE
DIVERSIFIED	0.4%
ICADE		118,000	8,477,041

NET LEASE	0.6%
Argan Sa		101,411	13,439,123

RETAIL	1.2%
Klepierre SAb		931,868	22,120,419
Unibail-Rodamco-Westfield[b]		78,785	5,527,110

			27,647,529

TOTAL FRANCE			49,563,693

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Shares	Value
GERMANY	4.7%
REAL ESTATE
INDUSTRIALS	0.5%
Sirius Real Estate Ltd. (GBP)		5,257,388	$10,062,218

RESIDENTIAL	3.9%
Instone Real Estate Group SE, 144Ac		76,882	1,456,501
LEG Immobilien SE		134,611	18,804,336
Vonovia SE		1,242,226	68,592,281

			88,853,118

RETAIL	0.3%
VIB Vermoegen AGb		119,724	6,195,095

TOTAL GERMANY			105,110,431

HONG KONG	4.1%
REAL ESTATE
DIVERSIFIED	2.0%
CK Asset Holdings Ltd.		2,550,000	16,073,318
Sun Hung Kai Properties Ltd.		2,299,500	27,897,571

			43,970,889

RESIDENTIAL	0.7%
Wharf Real Estate Investment Co., Ltd.		3,159,000	16,043,039

RETAIL	1.4%
Link REIT		3,624,060	31,906,396

TOTAL HONG KONG			91,920,324

JAPAN	8.7%
REAL ESTATE
DIVERSIFIED	5.2%
Activia Properties, Inc.		2,024	7,319,690
Daiwa House REIT Investment Corp.		1,311	3,971,864
Mitsui Fudosan Co., Ltd.		2,317,700	45,908,715
Nomura Real Estate Holdings, Inc.		259,200	5,964,552
Nomura Real Estate Master Fund, Inc.		8,846	12,442,691
Sumitomo Realty & Development Co., Ltd.		413,400	12,157,978
Tokyu Fudosan Holdings Corp.		2,646,500	14,793,528
United Urban Investment Corp.		12,990	15,267,739

			117,826,757

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Shares	Value
HOTEL	0.4%
Invincible Investment Corp.		27,808	$8,799,541

INDUSTRIALS	1.8%
GLP J-REIT		14,167	24,496,360
Mitsui Fudosan Logistics Park, Inc.		2,667	14,954,490

			39,450,850

OFFICE	0.8%
Nippon Building Fund, Inc.		3,167	18,446,405

RESIDENTIAL	0.5%
Japan Retail Fund Investment Corp.		12,685	10,928,310

TOTAL JAPAN			195,451,863

MACAU	0.4%
REAL ESTATE—HOTELS, RESTAURANTS & LEISURE
Sands China Ltd. (H Shares)[b]		3,809,200	8,871,385

NETHERLANDS	0.2%
REAL ESTATE—INDUSTRIALS
CTP NV, 144Ac		263,544	5,610,837

SINGAPORE	3.7%
REAL ESTATE
DIVERSIFIED	0.9%
Capitaland Investment Ltd.		7,903,700	19,999,716
City Developments Ltd.		318,815	1,611,108

			21,610,824

HEALTH CARE	0.8%
Parkway Life Real Estate Investment Trust		4,875,700	18,560,657

INDUSTRIALS	0.7%
Frasers Logistics & Commercial Trust		14,319,400	16,151,297

OFFICE	0.7%
Keppel REIT		17,916,400	15,023,399

RETAIL	0.6%
CapitaLand Integrated Commercial Trust		8,496,445	12,861,938

TOTAL SINGAPORE			84,208,115

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Shares	Value
SPAIN	1.2%
REAL ESTATE
DIVERSIFIED	1.0%
Merlin Properties Socimi SA		2,023,526	$22,047,209

RESIDENTIAL	0.2%
Neinor Homes SA, 144Ab,c		495,228	5,942,630

TOTAL SPAIN			27,989,839

SWEDEN	2.4%
REAL ESTATE
DIVERSIFIED	1.2%
Castellum AB		586,471	15,823,203
Fastighets AB Balder, Class Bb		170,349	12,287,630

			28,110,833

INDUSTRIALS	0.5%
Catena AB		183,390	11,446,400

OFFICE	0.7%
Fabege AB		467,438	7,839,604
Wihlborgs Fastigheter AB		305,923	6,953,872

			14,793,476

TOTAL SWEDEN			54,350,709

UNITED KINGDOM	5.8%
REAL ESTATE
DIVERSIFIED	0.5%
British Land Co., PLC/The		1,566,049	11,255,743

HEALTH CARE	0.7%
Assura PLC		15,416,695	14,565,352

INDUSTRIALS	2.7%
Segro PLC		1,714,574	33,337,740
Tritax Big Box REIT PLC		6,947,348	23,414,920
Urban Logistics REIT PLC[b]		2,027,569	5,132,058

			61,884,718

OFFICE	0.4%
Workspace Group PLC		916,841	10,033,405

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Shares	Value
RESIDENTIAL	0.6%
Grainger PLC		3,264,188	$13,917,461

SELF STORAGE	0.9%
Safestore Holdings PLC		1,019,116	19,436,090

TOTAL UNITED KINGDOM			131,092,769

UNITED STATES	59.2%
COMMUNICATIONS—TOWERS	0.7%
American Tower Corp.		52,485	15,351,863

CONSUMER, CYCLICAL—HOTELS, RESTAURANTS & LEISURE	0.8%
Boyd Gaming Corp.[b]		166,599	10,923,896
Caesars Entertainment, Inc.[b]		70,313	6,576,375

			17,500,271

REAL ESTATE	57.7%
DATA CENTERS	4.9%
CyrusOne, Inc.		261,672	23,477,212
Digital Realty Trust, Inc.		389,743	68,933,844
Equinix, Inc.		19,769	16,721,411

			109,132,467

HEALTH CARE	7.8%
Healthcare Trust of America, Inc., Class A		592,405	19,780,403
Healthpeak Properties, Inc.		1,868,933	67,449,792
Ventas, Inc.		313,999	16,051,629
Welltower, Inc.		853,310	73,188,398

			176,470,222

HOTEL	2.1%
Host Hotels & Resorts, Inc.[b]		2,212,746	38,479,653
Park Hotels & Resorts, Inc.[b]		514,042	9,705,113

			48,184,766

INDUSTRIALS	9.4%
Americold Realty Trust		959,980	31,477,744
BG LLH, LLC (Lineage Logistics)[d]		68,361	6,864,078
Duke Realty Corp.		941,245	61,783,322
Prologis, Inc.		661,556	111,379,568

			211,504,712

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Shares	Value
NET LEASE	3.7%
Realty Income Corp.		864,666	$61,901,439
VICI Properties, Inc.		722,856	21,765,194

			83,666,633

OFFICE	0.9%
Highwoods Properties, Inc.		450,890	20,105,185

REAL ESTATE SERVICES	1.4%
Jones Lang LaSalle, Inc.[b]		117,282	31,588,734

RESIDENTIAL	12.0%
APARTMENT	8.0%
Apartment Income REIT Corp.		538,373	29,432,852
Essex Property Trust, Inc.		183,560	64,655,339
UDR, Inc.		1,427,050	85,608,729

			179,696,920

MANUFACTURED HOME	1.8%
Sun Communities, Inc.		195,382	41,024,359

SINGLE FAMILY	2.2%
Invitation Homes, Inc.		1,114,788	50,544,488

TOTAL RESIDENTIAL			271,265,767

SELF STORAGE	7.8%
Extra Space Storage, Inc.		254,325	57,663,107
Public Storage		316,021	118,368,826

			176,031,933

SHOPPING CENTERS	7.1%
COMMUNITY CENTER	2.6%
Brixmor Property Group, Inc.		972,450	24,709,954
Kimco Realty Corp.		1,371,528	33,808,165

			58,518,119

REGIONAL MALL	4.5%
Simon Property Group, Inc.		626,814	100,146,073

TOTAL SHOPPING CENTERS			158,664,192

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Shares	Value
TIMBER	0.6%
Weyerhaeuser Co.		339,414	$13,977,069

TOTAL REAL ESTATE			1,300,591,680

TOTAL UNITED STATES			1,333,443,814

TOTAL COMMON STOCK (Identified cost—$1,720,767,148)			2,225,559,394

SHORT-TERM INVESTMENTS	0.8%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01%[e]		17,028,843	17,028,843

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$17,028,843)			17,028,843

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,737,795,991)	99.6%		2,242,588,237
OTHER ASSETS IN EXCESS OF LIABILITIES	0.4		9,559,072

NET ASSETS	100.0%		$2,252,147,309

Glossary of Portfolio Abbreviations

EUR	Euro Currency
GBP	Great British Pound
REIT	Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

[a]	Security value is determined based on significant unobservable inputs (Level 3).
[b]	Non-income producing security.
[c]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $21,271,698 which represents 0.9% of the net assets of the Fund, of which 0.0% are illiquid.

[d]

Restricted security. Aggregate holdings equal 0.3% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $4,200,781. Security value is determined based on significant unobservable inputs (Level 3).

[e]	Rate quoted represents the annualized seven-day yield.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

Sector Summary	% of Net Assets
Residential	18.7
Industrials	17.1
Diversified	13.8
Health Care	9.3
Self Storage	8.7
Shopping Centers	7.1
Data Centers	4.9
Office	4.4
Net Lease	4.3
Retail	4.1
Hotel	2.5
Real Estate Services	1.4
Hotels, Restaurants & Leisure	1.2
Towers	0.7
Timber	0.6
Other	1.2

100.0

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS:
Investments in securities, at value (Identified cost—$1,737,795,991)	$2,242,588,237
Cash	133
Foreign currency, at value (Identified cost—$209,575)	211,015
Receivable for:
Fund shares sold	14,461,305
Dividends	5,850,635
Other assets	9,246

Total Assets	2,263,120,571

LIABILITIES:
Payable for:
Fund shares redeemed	5,473,929
Investment securities purchased	3,428,780
Investment advisory fees	1,296,370
Shareholder servicing fees	350,079
Administration fees	74,095
Directors’ fees	2,116
Distribution fees	1,813
Other liabilities	346,080

Total Liabilities	10,973,262

NET ASSETS	$2,252,147,309

NET ASSETS consist of:
Paid-in capital	$1,826,905,944
Total distributable earnings/(accumulated loss)	425,241,365

$2,252,147,309

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2021

CLASS A SHARES:
NET ASSETS	$94,098,132
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,422,949

Net asset value and redemption price per share	$66.13

Maximum offering price per share ($66.13 ÷ 0.955)[a]	$69.25

CLASS C SHARES:
NET ASSETS	$11,845,071
Shares issued and outstanding ($0.001 par value common stock outstanding)	179,882

Net asset value and offering price per share[b]	$65.85

CLASS I SHARES:
NET ASSETS	$2,058,383,175
Shares issued and outstanding ($0.001 par value common stock outstanding)	30,961,773

Net asset value, offering and redemption price per share	$66.48

CLASS R SHARES:
NET ASSETS	$1,621,381
Shares issued and outstanding ($0.001 par value common stock outstanding)	24,345

Net asset value, offering and redemption price per share	$66.60

CLASS Z SHARES:
NET ASSETS	$86,199,550
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,296,356

Net asset value, offering and redemption price per share	$66.49

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

Investment Income:
Dividend income (net of $1,829,819 of foreign withholding tax)	$37,330,289

Expenses:
Investment advisory fees	13,532,726
Shareholder servicing fees—Class A	83,764
Shareholder servicing fees—Class C	25,717
Shareholder servicing fees—Class I	1,199,371
Administration fees	864,508
Distribution fees—Class A	209,409
Distribution fees—Class C	77,149
Distribution fees—Class R	3,881
Registration and filing fees	234,806
Transfer agent fees and expenses	180,070
Custodian fees and expenses	179,708
Professional fees	123,892
Shareholder reporting expenses	117,880
Directors’ fees and expenses	63,397
Miscellaneous	64,832

Total Expenses	16,961,110
Reduction of Expenses (See Note 2)	(404,107)

Net Expenses	16,557,003

Net Investment Income (Loss)	20,773,286

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities (net of $102,001 of foreign capital gains tax)	97,823,277
Foreign currency transactions	(278,216)

Net realized gain (loss)	97,545,061

Net change in unrealized appreciation (depreciation) on:
Investments in securities (net of decrease in accrued foreign capital gains tax of $109,367)	284,752,596
Foreign currency translations	(44,299)

Net change in unrealized appreciation (depreciation)	284,708,297

Net Realized and Unrealized Gain (Loss)	382,253,358

Net Increase (Decrease) in Net Assets Resulting from Operations	$403,026,644

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Change in Net Assets:
From Operations:
Net investment income (loss)	$20,773,286	$24,126,214
Net realized gain (loss)	97,545,061	(95,904,467)
Net change in unrealized appreciation (depreciation)	284,708,297	(9,172,393)

Net increase (decrease) in net assets resulting from operations	403,026,644	(80,950,646)

Distributions to Shareholders:
Class A	(2,940,826)	(1,446,413)
Class C	(295,914)	(202,955)
Class I	(65,860,285)	(28,670,732)
Class R	(31,893)	(8,663)
Class Z	(2,728,163)	(1,386,850)

Total distributions	(71,857,081)	(31,715,613)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	603,040,554	(141,866,982)

Total increase (decrease) in net assets	934,210,117	(254,533,241)
Net Assets:
Beginning of year	1,317,937,192	1,572,470,433

End of year	$2,252,147,309	$1,317,937,192

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
Per Share Operating Data:	2021	2020	2019	2018	2017
Net asset value, beginning of year	$54.08	$56.86	$49.64	$53.63	$48.89

Income (loss) from investment operations:

Net investment income (loss)[a]	0.49	0.81	0.88	0.80	0.73
Net realized and unrealized gain (loss)	13.64	(2.45)	11.09	(2.99)[b]	5.34

Total from investment operations	14.13	(1.64)	11.97	(2.19)	6.07

Less dividends and distributions to shareholders from:

Net investment income	(2.08)	(0.69)	(2.23)	(1.33)	(0.98)
Net realized gain	—	(0.45)	(2.52)	(0.44)	(0.35)
Tax return of capital	—	—	—	(0.03)	—

Total dividends and distributions to shareholders	(2.08)	(1.14)	(4.75)	(1.80)	(1.33)

Net increase (decrease) in net asset value	12.05	(2.78)	7.22	(3.99)	4.74

Net asset value, end of year	$66.13	$54.08	$56.86	$49.64	$53.63

Total return[c,d]	26.38%	-2.65%	24.38%	-4.20%[b]	12.53%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$94.1	$67.3	$90.5	$68.7	$64.6

Ratios to average daily net assets:

Expenses	1.20%	1.21%	1.21%	1.26%[b]	1.31%

Net investment income (loss)	0.80%	1.61%	1.55%	1.54%	1.42%

Portfolio turnover rate	46%	93%	78%	76%	75%

[a]	Calculation based on average shares outstanding.
[b]

During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $(3.01). Additionally, the expense ratios include extraordinary expenses related to the direct action. Without these expenses, the ratio of expenses to the average daily net assets (before expense reduction and net of expense reduction) would have been 1.25%. Excluding the proceeds from and expenses relating to the settlements, the total return would have been -4.22%.

[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Does not reflect sales charges, which would reduce return.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,
Per Share Operating Data:	2021	2020	2019	2018	2017
Net asset value, beginning of year	$53.88	$56.56	$49.33	$53.31	$48.56

Income (loss) from investment operations:

Net investment income (loss)[a]	0.07	0.41	0.44	0.42	0.34
Net realized and unrealized gain (loss)	13.60	(2.37)	11.09	(2.95)[b]	5.36

Total from investment operations	13.67	(1.96)	11.53	(2.53)	5.70

Less dividends and distributions to shareholders from:

Net investment income	(1.70)	(0.27)	(1.78)	(0.98)	(0.60)
Net realized gain	—	(0.45)	(2.52)	(0.44)	(0.35)
Tax return of capital	—	—	—	(0.03)	—

Total dividends and distributions to shareholders	(1.70)	(0.72)	(4.30)	(1.45)	(0.95)

Net increase (decrease) in net asset value	11.97	(2.68)	7.23	(3.98)	4.75

Net asset value, end of year	$65.85	$53.88	$56.56	$49.33	$53.31

Total return[c,d]	25.57%	-3.31%	23.59%	-4.84%[b]	11.83%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$11.8	$9.0	$24.5	$40.9	$51.6

Ratios to average daily net assets:

Expenses	1.85%	1.86%	1.86%	1.91%[b]	1.96%

Net investment income (loss)	0.11%	0.84%	0.79%	0.81%	0.66%

Portfolio turnover rate	46%	93%	78%	76%	75%

[a]	Calculation based on average shares outstanding.
[b]

During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $(2.97). Additionally, the expense ratios include extraordinary expenses related to the direct action. Without these expenses, the ratio of expenses to the average daily net assets (before expense reduction and net of expense reduction) would have been 1.90%. Excluding the proceeds from and expenses relating to the settlements, the total return would have been -4.86%.

[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Does not reflect sales charges, which would reduce return.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS —(Continued)

	Class I
	For the Year Ended December 31,
Per Share Operating Data:	2021	2020	2019	2018	2017
Net assetvalue, beginning of year	$54.35	$57.16	$49.87	$53.87	$49.08

Income (loss) from investment operations:

Net investment income (loss)[a]	0.73	0.96	1.06	1.08	0.91
Net realized and unrealized gain (loss)	13.66	(2.46)	11.15	(3.11)[b]	5.38

Total from investment operations	14.39	(1.50)	12.21	(2.03)	6.29

Less dividends and distributions to shareholders from:

Net investment income	(2.26)	(0.86)	(2.40)	(1.50)	(1.15)
Net realized gain	—	(0.45)	(2.52)	(0.44)	(0.35)
Tax return of capital	—	—	—	(0.03)	—

Total dividends and distributions to shareholders	(2.26)	(1.31)	(4.92)	(1.97)	(1.50)

Net increase (decrease) in net asset value	12.13	(2.81)	7.29	(4.00)	4.79

Net asset value, end of year	$66.48	$54.35	$57.16	$49.87	$53.87

Total return[c]	26.75%	-2.36%	24.78%	-3.89%[b]	12.95%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$2,058.4	$1,182.8	$1,403.3	$1,087.2	$492.8

Ratios to average daily net assets:

Expenses (before expense reduction)	0.92%	0.93%	0.93%	0.96%[b]	1.02%

Expenses (net of expense reduction)	0.90%	0.90%	0.90%	0.93%[b]	0.96%

Net investment income (loss) (before expense reduction)	1.16%	1.89%	1.82%	2.03%	1.69%

Net investment income (loss) (net of expense reduction)	1.18%	1.92%	1.85%	2.06%	1.75%

Portfolio turnover rate	46%	93%	78%	76%	75%

[a]	Calculation based on average shares outstanding.
[b]

During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $(3.13). Additionally, the expense ratios include extraordinary expenses related to the direct action. Without these expenses, the ratio of expenses to the average daily net assets (before expense reduction and net of expense reduction) would have been 0.95% and 0.92%, respectively. Excluding the proceeds from and expenses relating to the settlements, the total return would have been -3.91%.

[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended December 31,
Per Share Operating Data:	2021	2020	2019	2018	2017
Net asset value, beginning of year	$54.49	$57.31	$50.00	$54.01	$49.27

Income (loss) from investment operations:

Net investment income (loss)[a]	0.28	0.74	0.85	0.73	0.78

Net realized and unrealized gain (loss)	13.87	(2.48)	11.13	(3.01)[b]	5.26

Total from investment operations	14.15	(1.74)	11.98	(2.28)	6.04

Less dividends and distributions to shareholders from:

Net investment income	(2.04)	(0.63)	(2.15)	(1.26)	(0.95)

Net realized gain	—	(0.45)	(2.52)	(0.44)	(0.35)

Tax return of capital	—	—	—	(0.03)	—

Total dividends and distributions to shareholders	(2.04)	(1.08)	(4.67)	(1.73)	(1.30)

Net increase (decrease) in net asset value	12.11	(2.82)	7.31	(4.01)	4.74

Net asset value, end of year	$66.60	$54.49	$57.31	$50.00	$54.01

Total return[c]	26.20%	-2.82%	24.21%	-4.34%[b]	12.37%

Ratios/Supplemental Data:

Net assets, end of year (in 000s)	$1,621.4	$431.0	$464.7	$375.4	$374.2

Ratios to average daily net assets:

Expenses	1.35%	1.36%	1.36%	1.41%[b]	1.46%

Net investment income (loss)	0.45%	1.48%	1.49%	1.38%	1.50%

Portfolio turnover rate	46%	93%	78%	76%	75%

[a]	Calculation based on average shares outstanding.
[b]

During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $(3.02). Additionally, the expense ratios include extraordinary expenses related to the direct action. Without these expenses, the ratio of expenses to the average daily net assets (before expense reduction and net of expense reduction) would have been 1.40%. Excluding the proceeds from and expenses relating to the settlements, the total return would have been -4.36%.

[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS —(Continued)

	Class Z
	For the Year Ended December 31,
Per Share Operating Data:	2021	2020	2019	2018	2017
Net asset value, beginning of year	$54.35	$57.17	$49.88	$53.88	$49.09

Income (loss) from investment operations:

Net investment income (loss)[a]	0.69	1.00	1.13	1.13	0.95

Net realized and unrealized gain (loss)	13.74	(2.49)	11.11	(3.14)[b]	5.34

Totalfrominvestmentoperations	14.43	(1.49)	12.24	(2.01)	6.29

Less dividends and distributions to shareholders from:

Net investment income	(2.29)	(0.88)	(2.43)	(1.52)	(1.15)
Net realized gain	—	(0.45)	(2.52)	(0.44)	(0.35)
Tax return of capital	—	—	—	(0.03)	—

Total dividends and distributions to shareholders	(2.29)	(1.33)	(4.95)	(1.99)	(1.50)

Net increase (decrease) in net asset value	12.14	(2.82)	7.29	(4.00)	4.79

Net asset value, end of year	$66.49	$54.35	$57.17	$49.88	$53.88

Total return[c]	26.82%	-2.33%	24.82%	-3.86%[b]	12.96%

Ratios/Supplemental Data:

Net assets, end of year (in 000s)	$86,199.6	$58,407.1	$53,698.1	$16,449.8	$607.3

Ratios to average daily net assets:

Expenses	0.85%	0.86%	0.86%	0.90%[b]	0.96%

Net investment income (loss)	1.13%	2.00%	1.98%	2.17%	1.83%

Portfolio turnover rate	46%	93%	78%	76%	75%

[a]	Calculation based on average shares outstanding.
[b]

During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $(3.15). Additionally, the expense ratios include extraordinary expenses related to the direct action. Without these expenses, the ratio of expenses to the average daily net assets (before expense reduction and net of expense reduction) would have been 0.89%. Excluding the proceeds from and expenses relating to the settlements, the total return would have been -3.88%.

[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Global Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on February 14, 1997 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund’s investment objective is total return through investment in global real estate equity securities. The authorized shares of the Fund are divided into six classes designated Class A, C, F, I, R and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares are currently not available for purchase.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Australia	$91,834,830	$91,834,830	$—	$0	[a]
United States	1,333,443,814	1,326,579,736	—	6,864,078	[b]
Other Countries	800,280,750	800,280,750	—	—
Short-Term Investments	17,028,843	—	17,028,843	—

Total Investments in Securities[c]	$2,242,588,237	$2,218,695,316	$17,028,843	$6,864,078

[a]	BGP Holdings PLC was acquired via a spinoff and has been fair valued at $0, by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as a Level 3 security.
[b]	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
C	Portfolio holdings are disclosed individually on the Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock– United States– Real Estate– Industrials
Balance as of December 31, 2020	$4,110,044
Purchases	78,086	[a]
Change in unrealized appreciation (depreciation)	2,675,948

Balance as of December 31, 2021	$6,864,078

The change in unrealized appreciation (depreciation) attributable to securities owned on December 31, 2021 which were valued using significant unobservable inputs (Level 3) amounted to $2,675,948.

a Represents additional shares acquired through dividend reinvestment.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at December 31, 2021	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input[a]
Common Stock—
United States—		Market	Enterprise Value/
Real Estate—		Comparable	EBITDA[b] Multiple	28.8x	Increase
Industrials	$6,864,078	Companies	Liquidity Discount	15%	Decrease

[a]

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of year end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

[b]	Earnings Before Interest, Taxes, Depreciation and Amortization.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Dividends from net investment income are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2021, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund.

For the year ended December 31, 2021 and through June 30, 2023 , the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses),

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

do not exceed 1.25% for Class A shares, 1.90% for Class C shares, 0.90% for Class I shares, 1.40% for Class R shares and 0.90% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the year ended December 31, 2021, fees waived and/or expenses reimbursed totaled $404,107.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the average daily net assets of the Fund. For the year ended December 31, 2021, the Fund incurred $721,745 in fees under administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a maximum contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended December 31, 2021, the Fund has been advised that the distributor received $10,220, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $769 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the Distributor receiving amounts greater or less than the upfront commission paid by the Distributor to the financial intermediary.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $8,650 for the year ended December 31, 2021.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2021, totaled $1,389,865,081 and $807,143,792a, respectively.

[a]	Excludes the value of securities delivered as a result of redemptions in-kind totaling $25,178,310 (See Note 6).

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2021	2020
Ordinary income	$71,857,081	$21,465,084
Long-term capital gain	—	10,250,529

Total dividends and distributions	$71,857,081	$31,715,613

As of December 31, 2021, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$1,814,798,273

Gross unrealized appreciation on investments	$456,806,003
Gross unrealized depreciation on investments	(29,027,318)

Net unrealized appreciation (depreciation) on investments	$427,778,685

Undistributed ordinary income	$7,401,511

During the year ended December 31, 2021, the Fund utilized net capital loss carryforwards of $70,448,522.

As of December 31, 2021, the Fund has a net capital loss carryforward of $11,640,909 which may be used to offset future capital gains. These losses are short-term capital loss carryforwards of

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

$11,640,909, which under current federal income tax rules, may offset capital gains recognized in any future period.

As of December 31, 2021, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities, certain REIT dividends and unrealized gain on passive foreign investment companies and permanent book/tax differences primarily attributable to redemptions in-kind. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $7,942,811 and total distributable earnings/(accumulated loss) was charged $7,942,811. Net assets were not affected by this reclassification.

Note 5. Capital Stock

The Fund is authorized to issue 400 million shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 50 million of Class A capital stock, 50 million of Class C capital stock, 50 million of Class F capital stock, 150 million of Class I capital stock, 50 million of Class R capital stock and 50 million of Class Z capital stock. Class F shares are currently not available for purchase. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of Class C shares held through certain intermediaries, Class C shares will automatically convert into Class A shares on a monthly basis approximately eight years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount

Class A:
Sold	500,842	$30,430,713	629,426	$32,235,117
Issued as reinvestment of dividends and distributions	38,874	2,434,022	24,592	1,197,117
Redeemed	(361,657)	(22,112,328)	(999,939)	(46,732,306)

Net increase (decrease)	178,059	$10,752,407	(345,921)	$(13,300,072)

Class C:
Sold	54,965	$3,384,373	36,162	$1,800,743
Issued as reinvestment of dividends and distributions	4,178	260,466	3,233	153,366
Redeemed	(46,686)	(2,808,662)	(305,954)	(14,716,088)

Net increase (decrease)	12,457	$836,177	(266,559)	$(12,761,979)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class I:
Sold	14,207,379	$881,171,097	8,176,494	$393,678,285
Issued as reinvestment of dividends and distributions	973,233	61,343,188	518,501	25,427,302
Redeemed	(5,590,114)	(340,592,482)	(11,483,066)	(541,508,459)
Redemptions in-kind[a]	(392,491)	(25,178,310)	—	—

Net increase (decrease)	9,198,007	$576,743,493	(2,788,071)	$(122,402,872)

Class R:
Sold	17,053	$1,046,302	1,411	$68,459
Issued as reinvestment of dividends and distributions	500	31,861	177	8,663
Redeemed	(1,117)	(69,991)	(1,787)	(87,409)

Net increase (decrease)	16,436	$1,008,172	(199)	$(10,287)

Class Z:
Sold	456,778	$28,306,458	340,933	$16,879,112
Issued as reinvestment of dividends and distributions	31,704	1,995,206	21,804	1,068,851
Redeemed	(266,729)	(16,601,359)	(227,446)	(11,339,735)

Net increase (decrease)	221,753	$13,700,305	135,291	$6,608,228

[a]	Certain shareholders of the Fund redeemed shares in-kind.

Note 6. Redemptions In-Kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended December 31, 2021, the Fund had redemptions in-kind with total proceeds in the amount of $25,178,310. The net realized gains on these redemptions in-kind for the year ended December 31, 2021, amounted to $8,558,593, which will not be realized for tax purposes. For the year ended December 31, 2020, the Fund did not have any redemptions in-kind.

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency and Currency Hedging Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various instruments that are designed to hedge the Fund’s foreign currency risks.

If the Fund were to utilize derivatives for the purpose of hedging foreign currency risks, it would be subject to risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID-19 virus, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

The outbreak of COVID-19 and efforts to contain its spread have resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to generally less established health care systems and supply chains. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (TCA), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK’s post-transition framework, including how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission’s (SEC) final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

The SEC recently adopted Rule 18f-4 under the 1940 Act relating to a registered investment company’s use of derivatives and certain financing transactions (such as reverse repurchase transactions) that could potentially require the Fund to observe more stringent requirements than are currently imposed by the 1940 Act. Among other things, Rule 18f-4 will require funds that invest in

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions. Rule 18f-4 may substantially curtail the Fund’s ability to use derivative instruments as part of the Fund’s investment strategy and could ultimately prevent the Fund from being able to achieve its investment goals. Compliance with Rule 18f-4 will not be required until approximately August 2022. As the Fund comes into compliance, the Fund’s approach to asset segregation and coverage requirements will be impacted.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2021 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Global Realty Shares, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Global Realty Shares, Inc. (the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 28, 2022

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

TAX INFORMATION—2021 (Unaudited)

For the calendar year ended December 31, 2021, for individual taxpayers, the Fund designates $10,301,082 as qualified dividend income eligible for reduced tax rates, and $13,745,405 as qualified business income eligible for the 20% deduction.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the U.S. Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Changes to the Portfolio Management Team

Effective November 1, 2021, Ji Zhang was added as a portfolio manager of the Fund.

Changes to the Board of Directors

On March 8, 2021, the Board of Directors voted to set the number of directors on the Fund’s Board of Directors to ten. In addition, the Board of Directors elected Ms. Ramona Rogers-Windsor as a Director of the Fund.

Effective December 7, 2021, Director and Chairman Robert H. Steers resigned from the Fund’s Board of Directors. The Board of Directors has appointed Director Joseph M. Harvey to succeed Mr. Steers as Chairman. In addition, effective March 1, 2022, Mr. Harvey, Cohen & Steers, Inc.’s (CNS) current President and a member of CNS’ board of directors, will succeed Mr. Steers as Chief Executive Officer of CNS and Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the investment advisor). At that time, Mr. Steers will assume the role of Executive Chairman of CNS and continue on as a member of CNS’ board of directors.

On December 7, 2021, the Board of Directors elected Adam M. Derechin, President and Chief Executive Officer of the Fund, as a Director of the Fund. Concurrent with his election, Mr. Derechin resigned as President and Chief Executive Officer of the Fund. Mr. Derechin currently serves as the Chief Operating Officer of CNS and the investment advisor since 2004 and 2003, respectively. Effective

COHEN & STEERS GLOBAL REALTY SHARES, INC.

December 7, 2021, James Giallanza, previously Chief Financial Officer of the Fund, succeeded Mr. Derechin as President and Chief Executive Officer of the Fund and Albert Laskaj, Treasurer of the Fund, succeeded Mr. Giallanza as Chief Financial Officer of the Fund.

In addition, also on December 7, 2021, the Board of Directors voted to set the number of directors on the Fund’s Board of Directors to nine, effective January 1, 2022. Director C. Edward Ward, Jr. retired from the Board of Directors on December 31, 2021 pursuant to the Fund’s mandatory retirement policy.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Interested Directors[4]

Joseph M. Harvey[5] 1963	Director, Chairman	Until Next Election of Directors	President of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) (since 2003) and President of Cohen & Steers, Inc. (CNS) (since 2004). Chief Investment Officer of CSCM from 2003 to 2019. Prior to that, Senior Vice President and Director of Investment Research of CSCM.	20	Since 2014

Adam M. Derechin[6] 1964	Director	Until Next Election of Directors	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	20	Since 2021

Independent Directors

Michael G. Clark 1965	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	20	Since 2011

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	20	Since 1993

(table continued on next page)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Dean A. Junkans 1959	Director	Until Next Election of Directors	CFA; Advisor to SigFig (a registered investment advisor) since July, 2018; Adjunct Professor and Executive–In–Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; former Member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; formerly Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	20	Since 2015

(table continued on next page)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; Member, PICPA Board of Directors from 2012 to 2016; Member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; Member, Board of Trustees of AICPA Foundation from 2015 to 2020; Board member and Audit Committee Chairman of inTEST Corporation since 2020.	20	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Board Member, Crespi High School from 2014 to 2017; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA- CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	20	Since 2015

(table continued on next page)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Daphne L. Richards 1966	Director	Until Next Election of Directors	Independent Director of Cartica Management, LLC since 2015; Investment Committee Member of the Berkshire Taconic Community Foundation since 2015 and Member of the Advisory Board of Northeast Dutchess Fund since 2016; President and CIO of Ledge Harbor Management since 2016; formerly, worked at Bessemer Trust Company from 1999 to 2014; prior thereto, held investment positions at Frank Russell Company from 1996 to 1999. Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	20	Since 2017

(table continued on next page)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Ramona Rogers-Windsor[7] 1960	Director	Until Next Election of Directors	Member, Capital Southwest Board of Directors since March 2021; member, Thomas Jefferson University Board of Trustees since 2020; Managing Director, Public Investments Department, Northwestern Mutual Investment Management Company, LLC from 2012 to 2019; member, Milwaukee Film, LLC Board of Directors from 2016 to 2019.	20	Since 2021

[1]	The address for each director is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
[4]	“Interested person” as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).
[5]

Robert H. Steers resigned from the Fund’s Board of Directors and role as Chairman, effective December 7, 2021. The Board of Directors has appointed Joseph M. Harvey to succeed Mr. Steers as Chairman, effective December 7, 2021.

[6]	Mr. Derechin was elected as a Director of each of the Funds in the Cohen & Steers Fund Complex by each applicable Fund’s Board of Directors on December 7, 2021.
[7]	Ms. Rogers-Windsor was elected as a Director of each of the Funds in the Cohen & Steers Fund Complex by each applicable Fund’s Board of Directors on March 8, 2021.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

The officers of the Fund (other than Mr. Harvey, whose biography is provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]

James Giallanza 1966	President and Chief Executive Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Albert Laskaj 1977	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2015.	Since 2015

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2013.	Since 2015

Stephen Murphy 1966	Chief Compliance Officer and Vice President	Senior Vice President of CSCM since 2019. Prior to that, Managing Director at Mirae Asset Securities (USA) Inc. since 2017. Prior to that, Vice President and Chief Compliance Officer of Weiss Multi-Strategy Advisers LLC since 2011.	Since 2019

Jon Cheigh 1972	Vice President	Chief Investment Officer of CSCM since October 2019 and Executive Vice President of CSCM since 2012. Prior to that, Senior Vice President of CSCM since 2007.	Since 2007

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]

Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director, Chairman and Vice President

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

Jon Cheigh

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—CSFAX
Class C—CSFCX
Class F—GRSFX*
Class I—CSSPX
Class R—GRSRX
Class Z—CSFZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Global Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F shares are currently not available for purchase.

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Cohen & Steers

Global Realty

Shares

Annual Report December 31, 2021

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at any time. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

CSFAXAR

Item 2. Code of Ethics.

The registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR (the “Code of Ethics”) that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. In December 2021, the registrant amended the Code of Ethics to reflect the registrant’s current Principal Executive Officer and Principal Financial Officer. The registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics, as described in Form N-CSR, during the reporting period. A current copy of the Code of Ethics is available on the registrant’s website at https://assets.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Gerald J. Maginnis qualifies as an audit committee financial expert based on his years of experience in the public accounting profession. The registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. Each of Messrs. Clark and Maginnis are members of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years ended December 31, 2021 and December 31, 2020 for professional services rendered by the registrant’s principal accountant were as follows:

	2021	2020
Audit Fees	$46,492	$45,580
Audit-Related Fees	$0	$0
Tax Fees	$5,865	$5,750
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1) The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2021 and December 31, 2020, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2021	2020
Registrant	$5,865	$5,750
Investment Advisor	$0	$0

(h) The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	March 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date: March 4, 2022